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RII
ROSETTA INPHARMATICS, INC.
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 777777 10 3

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

ROSETTA INPHARMATICS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
HARRIS TRUST COMPANY OF CALIFORNIA
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE


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The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM     -     as tenants in common
         TEN ENT     -     as tenants by the entireties
         JT TEN      -     as joint tenants with right of
                           survivorship and not as tenants
                           in common


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
                  UNIF GIFT MIN ACT _________________________________ Custodian ___________________________
                                                (Cust)                                    (Minor)
                                    under Uniform Gifts to Minors

                                    Act ___________________________________________________________________
                                                                    (State)

                  UNIF TRF MIN ACT  _________________________________ Custodian (until age _______________)
                                                  (Cust)

                                    _________________________________ under Uniform Transfers
                                             (Minor)

                                    to Minors Act ____________________________________________
                                                                     (State)

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Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________ hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________ Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
_________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

                                        -2-

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.